Acquisitions and Dispositions	12 Months Ended
Dec. 31, 2011
Acquisitions and Dispositions [Abstract]
Acquisitions and Dispositions

4. Acquisitions and Dispositions

Spin-off of Engility (Subsequent Event)

As discussed in Note 1, L-3 completed the spin-off of its subsidiary, Engility, on July 17, 2012. In connection with the spin-off, Engility made a cash distribution of approximately $335 million to L-3. L-3 used a portion of the proceeds to redeem $250 million of the 6   3/8% Senior Subordinated Notes due 2015 (6  3/8% 2015 Notes) on July 26, 2012. There was no gain or loss recognized by L-3 as a result of the spin-off transaction.

Prior to the completion of the spin-off, L-3 and Engility entered into a Distribution Agreement dated July 16, 2012 and several other agreements that will govern certain aspects of L-3’s relationship with Engility. These agreements generally provide that each party will be responsible for its respective assets, liabilities and obligations, including employee benefits, insurance and tax-related assets and liabilities, following the spin-off, whether accrued or contingent. The agreements also describe L-3’s future commitments to provide Engility with certain services for a period of two to eighteen months in most circumstances.

L-3 incurred transaction expenses in connection with the spin-off of $9 million ($7 million after income taxes) for the year ended December 31, 2011, which have been included in discontinued operations. In addition, L-3 allocated interest expense for debt not directly attributable or related to L-3’s other operations of $31 million, $33 million, and $34 million to discontinued operations for the years ended December 31, 2011, 2010 and 2009, respectively. Interest expense was allocated in accordance with the accounting standards for discontinued operations and was based on the ratio of Engility net assets to the sum of: (1) total L-3 consolidated net assets and (2) L-3 consolidated total debt.

Statement of operations data classified as discontinued operations related to Engility is provided in the table below:

	Year Ended December 31,
	2011	2010	2009
	(in millions)
Product and service revenues	$2,011	$2,290	$2,468

Operating income from discontinued operations before income taxes	199	265	289
Interest expense allocated to discontinued operations	31	33	34

Income from discontinued operations before income taxes	$168	$232	$255
Income tax expense	64	90	101

Income from discontinued operations, net of income tax	$104	$142	$154
Less: Net income attributable to noncontrolling interests	3	2	1

Net income from discontinued operations attributable to L-3	$101	$140	$153

In connection with the spin-off of Engility, L-3 was required to allocate the goodwill of the former Government Services reporting unit between Engility and NSS based on the relative fair values of each business at the spin-off date in accordance with accounting standards for goodwill. As a result, based on the relative fair value, L-3 allocated $1,225 million to Engility.

The major classes of assets and liabilities included in discontinued operations related to Engility are presented in the table below:

	December 31, 2011	December 31, 2010
	(in millions)
Assets
Current assets	$386	$409
Property, plant and equipment, net	13	14
Goodwill	1,225	1,225
Other assets	105	114

Total assets of discontinued operations	$1,729	$1,762
Liabilities
Accounts payable, trade	$37	$35
Other current liabilities	187	192

Current liabilities	224	227
Long-term liabilities	127	122

Total liabilities of discontinued operations	$351	$349

Business Acquisitions

All business acquisitions are included in the Company’s results of operations from their respective acquisition dates.

2011 Business Acquisitions

During the year ended December 31, 2011, in separate transactions, the Company acquired two businesses for an aggregate purchase price of $18 million, which were financed with cash on hand. Based on preliminary purchase price allocations, the aggregate goodwill recognized for these businesses was $19 million, of which $14 million is expected to be deductible for income tax purposes. The goodwill was assigned to the Electronic Systems reportable segment. A description of each business acquisition made by the Company during the year ended December 31, 2011 is listed below:

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On July 1, 2011, the Company acquired the communications and engineering business of ComHouse Wireless L.P. (ComHouse). The acquired business provides L-3 with cellular wave form modulation technology that can be used to counter improvised explosive devices.

•

On October 28, 2011, the Company acquired the cargo radiation screening business of Detector Networks International LLC (DNI). The purchase price for DNI is subject to additional, contingent consideration not to exceed $10 million and is based on DNI’s post-acquisition financial performance through December 31, 2014. The Company recorded a $7 million liability on the acquisition date for the fair value of the contingent consideration, which was unchanged at December 31, 2011.

The final purchase price for ComHouse is subject to adjustment based on the closing date actual net assets, and the final purchase price for DNI is subject to adjustment based on: (i) the closing date net assets and (ii) contingent consideration, which is based on post-acquisition financial performance as discussed above. The final purchase price allocations for these business acquisitions are expected to be completed by the second quarter of 2012 and will be based on the final purchase price, except to the extent that the amount of contingent consideration paid for DNI is different than the acquisition date fair value of such consideration, and final appraisals and other analyses of fair values for the acquired assets and assumed liabilities. The Company does not expect that the difference between the preliminary and final purchase price allocations for these acquisitions will have a material impact on its results of operations or financial position.

2010 Business Acquisitions

During the year ended December 31, 2010, in separate transactions, the Company acquired four businesses for an aggregate purchase price of $755 million, which were financed with cash on hand. Based on final purchase price allocations, the aggregate goodwill recognized for these businesses was $533 million, of which $474 million is expected to be deductible for income tax purposes. The goodwill was assigned to the Electronic Systems reportable segment. A description of each business acquisition made by the Company during the year ended December 31, 2010 is listed below:

•

On December 22, 2010, the Company acquired all of the outstanding stock of FUNA International GmbH (FUNA), a leading supplier of control and safety systems, communication systems and entertainment solutions for cruise ships, ferries, and mega yachts;

•

On September 17, 2010, the Company acquired 3Di Technologies (3Di), a provider of highly specialized end-to-end secure communications utilized by forward-deployed U.S. special operations and in-theater personnel. The purchase price for 3Di is subject to additional, contingent consideration not to exceed $11 million and is based upon 3Di’s post-acquisition financial performance through December 31, 2012. The Company recorded a $9 million liability on the acquisition date for the fair value of the contingent consideration, which was unchanged at December 31, 2011;

•

On August 4, 2010, the Company acquired all of the outstanding stock of Airborne Technologies, Inc. (ATI), a provider of highly specialized aeronautical engineering expertise, manufacturing and operations support for unmanned aircraft systems; and

•	On April 14, 2010, the Company acquired all of the outstanding stock of Insight Technology Incorporated (Insight), a manufacturer of mission critical night vision and electro-optical equipment.

As of December 31, 2011, the purchase prices for Insight, ATI and FUNA were finalized and the purchase price allocations for Insight, ATI, 3Di and FUNA were completed with no significant changes from the preliminary amounts.

2009 Business Acquisition

On January 30, 2009, the Company acquired all of the outstanding stock of Chesapeake Sciences Corporation (CSC) for a purchase price of $91 million in cash, which includes a $7 million net working capital adjustment, of which $6 million was for cash acquired, and a $4 million adjustment related to certain tax benefits acquired. The acquisition was financed using cash on hand. CSC is a developer and manufacturer of anti-submarine warfare systems for use onboard submarines and surface ship combatants. Based on the final purchase price allocation, the amount of goodwill recognized was $56 million, which was assigned to the Electronic Systems reportable segment, and is not expected to be deductible for income tax purposes.

Unaudited Pro Forma Statements of Operations Data

The assets, liabilities and results of operations of the businesses acquired in 2011 were not material to the Company’s consolidated financial position or results of operations, and therefore pro forma financial information for such business acquisitions is not presented.

The following unaudited pro forma Statements of Operations data presents the combined results of the Company and its business acquisitions completed during the years ended December 31, 2010 and 2009, assuming that the business acquisitions completed during 2010 and 2009 had occurred on January 1, 2009.

	Year Ended December 31,
	2010	2009
	(in millions, except per share data)
Pro forma net sales	$13,564	$13,579
Pro forma income from continuing operations	$836	$787
Pro forma net income attributable to L-3	$967	$931
Pro forma diluted earnings per share from continuing operations	$7.15	$6.57
Pro forma diluted earnings per share	$8.36	$7.87

The unaudited pro forma results disclosed in the table above are based on various assumptions and are not necessarily indicative of the results of operations that would have occurred had the Company completed these acquisitions on the dates indicated above.

Business Acquisitions Completed After December 31, 2011

On February 6, 2012, the Company acquired the Kollmorgen Electro-Optical (KEO) business of Danaher Corporation for a purchase price of $210 million, which was financed with cash on hand. KEO develops and manufactures specialized equipment, including submarine photonics systems and periscopes, ship fire control systems, visual landing aids, ground electro-optical and sensor-cueing systems for the U.S. military and allied foreign governments.

Business Dispositions

2011 Business Disposition

On February 22, 2011, the Company divested Microdyne Corporation (Microdyne), which was within the Electronic Systems segment. The divestiture resulted in a pre-tax loss of $2 million. Microdyne’s annual revenues (approximately $8 million), operating results and net assets were not material for any period presented and, therefore, this divestiture is not reported as a discontinued operation. The net proceeds from the sale are included in investing activities on the Consolidated Statement of Cash Flows.

2010 Business Disposition

On December 17, 2010, the Company divested InfraredVision Technology Corporation (ITC), which was within the Electronic Systems segment. The divestiture resulted in a pre-tax loss of $1 million. The annual revenues of approximately $4 million, operating results and net assets of ITC were not material for any period presented and, therefore, the ITC divestiture is not reported as a discontinued operation. The net proceeds from the sale are included in investing activities on the Consolidated Statement of Cash Flows.